Supplement dated December 12, 2019
to the Prospectus and Summary Prospectus, as supplemented, if applicable, of the following Fund:
Fund	Document Dated
Columbia Funds Series Trust II
Columbia Select Global Equity Fund (the Fund)	3/1/2019
Effective immediately, the information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
David Dudding, CFA	Portfolio Manager at Threadneedle International Limited	Lead Portfolio Manager	2015
Alex Lee, CFA	Portfolio Manager at Threadneedle International Limited	Portfolio Manager	December 2019
The rest of the section remains the same.
Effective immediately, the information under the subsection “Primary Service Providers – Portfolio Managers” in the “More Information About the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
David Dudding, CFA	Portfolio Manager at Threadneedle International Limited	Lead Portfolio Manager	2015
Alex Lee, CFA	Portfolio Manager at Threadneedle International Limited	Portfolio Manager	December 2019
Mr. Dudding joined Threadneedle in 1999 as an analyst. Mr. Dudding began his investment career in 1999 and earned a Modern History degree and a European Politics Masters degree from Oxford University.
Mr. Lee joined Threadneedle in 2016 as a portfolio manager. Prior to joining Threadneedle, Mr. Lee was a senior fund manager at Canada Life Investments from 2007 to 2016. Mr. Lee began his investment career in 2007 and earned a BSc in Economics from the London School of Economics.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP155_10_004_(12/19)